                                                                     EXHIBIT 16

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS THE STRATEGIST FUND - CLASS A

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|


                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL              AGGREGATE
INVESTED - P      31-Jul-98            YEARS - n             TOTAL RETURN - T             TOTAL RETURN - TR
-------------    -----------           -----------           ----------------------      ----------------
 31-Jul-97        $1,075.30                  1.00                        7.53%                      7.53%

 28-Jul-97        $1,095.70                  1.01                        9.50%                      9.57%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                                (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Jul-98            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Jul-97        $1,134.80                 13.48%                       1.00                      13.48%

 28-Jul-97        $1,156.40                 15.64%                       1.01                      15.52%


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN

$10,000          TOTAL                 GROWTH OF  (D)                         GROWTH OF  (E)             GROWTH OF  (F)
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G                   $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-----------      -----------           ----------------------                 -----------                ------------------
 28-Jul-97            15.64               $10,957                                $55,507                 $112,171

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%,
 4% & 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS THE STRATEGIST FUND - CLASS B

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL              AGGREGATE
INVESTED - P      31-Jul-98            YEARS - n             TOTAL RETURN - T             TOTAL RETURN - TR
-------------    -----------           -----------           ----------------------      ----------------
 31-Jul-97        $1,077.70                  1.00                        7.77%                      7.77%

 31-Jul-93        $1,939.50                  5.00                       14.17%                     93.95%

 31-Oct-88        $3,619.60                  9.75                       14.11%                    261.96%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                                (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Jul-98            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Jul-97        $1,127.70                 12.77%                       1.00                      12.77%

 31-Jul-93        $1,959.50                 95.95%                       5.00                      14.40%

 31-Oct-88        $3,619.60                261.96%                       9.75                      14.11%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN

$10,000          TOTAL                 GROWTH OF  (D)                         GROWTH OF  (E)                      GROWTH OF  (F)
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G                   $50,000 INVESTMENT - G              $100,000 INVESTMEN
-----------      -----------           ----------------------                 -------------------------           ------------------
 31-Oct-88           261.96               $36,196                               $180,980                          $361,960

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS THE STRATEGIST FUND - CLASS C


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|


                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL              AGGREGATE
INVESTED - P      31-Jul-98            YEARS - n             TOTAL RETURN - T             TOTAL RETURN - TR
-------------    -----------           -----------           ----------------------      ----------------
 31-Jul-97        $1,116.60                  1.00                       11.66%                     11.66%

 28-Jul-97        $1,148.00                  1.01                       14.69%                     14.80%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                                (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Jul-98            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Jul-97        $1,126.60                 12.66%                       1.00                      12.66%

 28-Jul-97        $1,148.00                 14.80%                       1.01                      14.69%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN

$10,000          TOTAL                 GROWTH OF  (D)                         GROWTH OF  (E)                      GROWTH OF  (F)
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G                   $50,000 INVESTMENT - G              $100,000 INVESTMEN
-----------      -----------           ----------------------                 -------------------------           ------------------
 28-Jul-97            14.80               $11,480                                $57,400                          $114,800

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS THE STRATEGIST FUND - CLASS D



(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                          (B)                                                    (A)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Jul-98            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Jul-97        $1,138.00                 13.80%                       1.00                      13.80%

 28-Jul-97        $1,159.60                 15.96%                       1.01                      15.84%

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL                  (C)   GROWTH OF       (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT- G $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------      -----------           ---------------------------------------           ---------------------------
 28-Jul-97            15.96               $11,596                     $57,980                   $115,960